SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, DC 20549




                             FORM 8-K


                          CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(D) OF THE
                  SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported): October 18, 1996




                           SHOLODGE, INC.
          (Exact name of Registrant as Specified in Charter)



Tennessee                  No. 0-19840                            62-1015641
(State or Other      (Commission File Number)       (IRS Employer Identification
 Jurisdiction of                                                   Number)
 Incorporation)


          217 West Main Street, Gallatin, Tennessee 37066
             (Address of Principal Executive Offices)


Registrant's telephone number, including area code: (615) 452-7200



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ITEM 5.  OTHER EVENTS.

      On  October  17,  1996,  the Company entered into a letter agreement with
Shoney's  Investments,  Inc.,  an  affiliate   of   Shoney's,  Inc.
("Shoney's") relating to the repurchase by the Company of warrants held by Shoney's and certain modifications to the license agreement between the Company and Shoney's.

      A copy of the letter agreement between the Company and Shoney's, Inc., dated October 17, 1996 has been filed with this Form 8-K as Exhibit 99.2

      A copy of the press release of ShoLodge, Inc., dated October 18, 1996 has been filed with this Form 8-K as Exhibit 99.1 and is hereby incorporated by reference.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


           99.1   Press release issued by ShoLodge, Inc. on October 18, 1996.

           99.2   Letter  Agreement  between   ShoLodge,  Inc.  and  Shoney's
                  Investments, Inc., dated October 17, 1996.

                            SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ShoLodge, Inc.


Date: October 21 , 1996             By:/s/ Michael A. Corbett
                                    Its: Chief Financial Officer

                         INDEX TO EXHIBITS


EXHIBIT NUMBER              DESCRIPTION

99.1        Press Release issued by ShoLodge, Inc. on October 18, 1996

99.2 Letter Agreement between ShoLodge, Inc., ShoLodge Franchise Systems, Inc. and Shoney's Investments Inc. dated October 17, 1996